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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

      We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-10043, 333-32143, 333-87995) of Fusion
Medical Technologies, Inc. of our report dated February 4, 2000, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP

San Jose, California

March 29, 2000